UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2009

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal	000-50592	20-0411486
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA	91724
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(626) 339-9663

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On September 1, 2009, K-Fed Bancorp’s Board of Directors declared a quarterly cash dividend of $0.11 per share on its common stock.  The dividend will be paid on September 22, 2009 to the shareholders of record on September 8, 2009.

A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1 – K-Fed Bancorp press release dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

Date: September 3, 2009                                                                                                    By: /s/ K. M. Hoveland
                           K. M. Hoveland
                           President and Chief Executive Officer